                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 1, 2004
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware               1-9924             52-1568099
          ---------------         -----------      -------------------
          (State or other         (Commission         (IRS Employer
          jurisdiction of        File Number)      Identification No.)
          incorporation)
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                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On April 1, 2004, Citigroup Inc. announced that the Board of Directors of
Citigroup adopted a resolution designating the chair of the Board's Nomination and Governance Committee as the Board's lead director. The Board also approved certain amendments to Citigroup's By-laws relating to the designation of the lead director.

A press release announcing the newly-adopted resolution was issued on April 1, 2004, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety. A copy of Citigroup's
By-Laws, amended as of April 1, 2004, is being filed as Exhibit 3.1 to this Form
8-K and is incorporated herein by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c)   Exhibits

      Exhibit Number

           3.1    By-laws of Citigroup Inc., amended as of April 1, 2004.
           99.1   Press Release, dated April 1, 2004, issued by Citigroup Inc.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 2, 2004                     CITIGROUP INC.


                                    By:    /s/  Michael S. Helfer
                                           -------------------------------------
                                    Name:  Michael S. Helfer
                                    Title: General Counsel and
                                           Corporate Secretary

                                  EXHIBIT INDEX


      Exhibit Number
      --------------

           3.1           By-laws of Citigroup Inc., amended as of April 1, 2004.

           99.1          Press Release, dated April 1, 2004, issued by Citigroup Inc.
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